UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 14, 2020

(Date of earliest event reported)

Royale Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-55912	81-4596368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210

El Cajon, California 92020

(Address of principal executive offices) (Zip Code)

(619) 383-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value .001 per share	ROYL	OTC: QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders

On September 14, 2020, the Company held its annual meeting of shareholders. At the meeting, holders of the Company’s common stock voted to approve the following actions:

(1)	Electing six members of the Board of Directors to serve until the next annual shareholders’ meeting, or until their successors are elected;

(2)	Approving Moss Adams LLP as the Company’s independent auditors for fiscal 2020;

(3)	Approving, in a nonbinding vote, the compensation of the Company’s executive officers; and

(4)	Approving, in a nonbinding vote, the frequency of shareholder resolutions on whether to approve the compensation of the Company’s executive officers.

At the meeting, 26,933,374 shares of the Company’s common stock and 2,041,500 shares of the Company’s Series B preferred stock (representing the voting equivalent of 20,415,000 shares of the Company’s common stock) were represented in person or by proxy, or 63% of the Company’s voting stock.

The final results of voting on each proposal are set forth below.

(1)	Election of directors. All six nominees were elected to serve until the 2021 annual meeting, and until their successors are duly elected.

Director	Votes For	Votes Against
Thomas M. Gladney	33,151,351	234,662
Jonathan Gregory	33,182,750	203,263
Johnny Jordan	31,855,392	1,530,621
Karen Kerns	33,205,654	180,359
Mel G. Riggs	33,196,552	189,461
Robert Vogel	33,137,734	248,279

(2)	The shareholders approved Moss Adams LLC as the Company’s independent auditors.

Votes For	Votes Against	Abstentions
45,710,430	1,069,096	568,848

(3)	The shareholders approved the Company’s executive compensation.

Votes For	Votes Against	Abstentions
27,364,425	1473456	4,548,132

(4)	The shareholders approved, by a plurality vote the three year frequency of shareholder votes on Company’s executive compensation.

Frequency	Votes For
1 Year	11,932,471
2 Years	1,528,562
3 years	16,616,090

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: September 17, 2020	By:	/s/ Stephen M. Hosmer
	Name:	Stephen M. Hosmer
	Title:	Chief Financial Officer and Secretary